PENN SERIES FUNDS, INC.

Penn Series International Equity Fund

Supplement dated March 21, 2016

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2015, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, dated May 1, 2015, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Rajiv Jain of Vontobel Asset Management, Inc. no longer serves as the portfolio manager of the International Equity Fund (the “Fund”).

Therefore, all references to Mr. Jain in the Prospectus and SAI are hereby deleted in their entirety, and the information in the Prospectus under the heading “Portfolio Manager” in the Fund’s “Fund Summary” section is hereby deleted in its entirety and replaced with the following information:

Matthew Benkendorf, Chief Investment Officer and Portfolio Manager — International Equities for Vontobel, has served as portfolio manager of the Fund since March 2016.

The information under the sub-heading “Management — Sub-Advisers — Vontobel Asset Management, Inc.” is hereby deleted in its entirety and replaced with the following information:

Vontobel Asset Management, Inc. (“Vontobel”) is the sub-adviser to the International Equity Fund. Vontobel has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by PMAM and the Fund’s Board of Directors. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of January 31, 2016, Vontobel managed approximately $46 billion in assets.

Matthew Benkendorf, Chief Investment Officer and Portfolio Manager — International Equities for Vontobel, is responsible for the day-to-day management of the International Equity Fund and has served as Portfolio Manager of the Fund since March 2016. Mr. Benkendorf joined Vontobel in October 1999 in trade support. After being promoted to trader in 2000, Mr. Benkendorf became a research analyst in 2002 and moved into portfolio management in 2006 as co-portfolio manager of Vontobel’s European Equity Strategy. In 2008 Mr. Benkendorf continued to grow in his portfolio management role becoming lead portfolio manager of European Equity and co-portfolio manager of Global Equity. In 2010, Mr. Benkendorf became co-portfolio manager of the Vontobel US Equity Strategy ultimately becoming lead portfolio manager in 2012. As a co-architect of Vontobel’s quality growth philosophy and style and proven success in managing Vontobel’s strategies, he was named Chief Investment Officer in March 2016. During Mr. Benkendorf’s portfolio management tenure he has been recognized by the industry for his track record and has won numerous awards from firms such as: Morningstar, Lipper, Euro Funds, European Pension Awards, Osterreichischer and Deutscher. Mr. Benkendorf began his financial career in 1997 and received a B.S.B.A in finance from the University of Denver.

The information in the SAI under the sub-headings “Portfolio Managers — Vontobel Asset Management, Inc. (“Vontobel”) — Fund Shares Owned by Portfolio Manager” is hereby deleted in its entirety and replaced with the following information:

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2015.

The information in the SAI under the sub-headings “Portfolio Managers — Vontobel Asset Management, Inc. (“Vontobel”) — Other Accounts” is hereby deleted in its entirety and replaced with the following information:

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matthew Benkendorf	2	$173	10	$5,237	20	$3,707

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8158